                                                                   EXHIBIT 10.25

                     EXCHANGE AND SUBSCRIPTION AGREEMENT

This Exchange and Subscription Agreement, is made and entered into as of July 31, 2000 (this "Agreement"), by and among D and W Holdings, Inc., a Delaware corporation (the "Company"), GE Investment Private Placement Partners II, a Limited Partnership, a Delaware limited partnership ("GEIPPPII"), and Ardatrium L.L.C., a Delaware limited liability company ("Ardatrium") (each of GEIPPPII and Ardatrium is hereinafter referred to individually as a "Subscriber" and collectively as the "Subscribers").



                            W I T N E S S E T H:

WHEREAS, as of the date hereof, each of GEIPPPII and Ardatrium owns 12% Senior Discount Debentures Due 2010 of Atrium Corporation, a Delaware corporation (the "Debentures"), acquired by each of GEIPPPII and Ardatrium pursuant to the Securities Purchase Agreement dated October 2, 1998 by and among the Company, GEIPPPII and Ardatrium;

WHEREAS, each of GEIPPPII and Ardatrium has agreed to sell, assign and transfer all of its outstanding Debentures in such amounts set forth opposite such Subscriber's name on Schedule 1 attached hereto in exchange for the number of shares of Common Stock, par value $.01 (the "Common Stock"), of the Company set forth opposite such Subscriber's name on Schedule 1 attached hereto (collectively, the "Shares");

NOW, THEREFORE, in consideration of the mutual agreements and benefits to accrue to the Company and the Subscribers and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. EXCHANGE. Upon the execution and delivery of this Agreement, and subject to the terms and conditions hereof, (a) each of GEIPPPII and Ardatrium hereby sells, assigns and transfers to the Company, and the Company hereby accepts, all of such Subscriber's right, title and interest in and to all Debentures owned by such Subscriber and (b) the Company hereby issues to each of GEIPPPII and Ardatrium and each of GEIPPPII and Ardatrium hereby accepts, in exchange for such Subscriber's Debentures, a number of Shares, set forth next to such Subscriber's name on Schedule 1 attached hereto, with a fair market value equal to the Accreted Value (as defined in the Indenture, dated October 2, 1998, between the Company and United States Trust Company of New York, as trustee (the "Indenture")) of the Subscriber's Debentures (which Accreted Value of the Subscriber's Debentures is equal to the fair market value of the Subscriber's Debentures), at a rate of $1.30 per share of Common Stock.

      2. DELIVERIES. Upon execution and delivery of this Agreement, and subject to the terms and conditions hereof, the Company shall deliver to each Subscriber a certificate representing the number of Shares set forth opposite such Subscriber's name on Schedule 1 attached hereto and each of GEIPPPII and Ardatrium shall deliver to the Company the Debentures in the amounts set forth opposite such Subscriber's name on Schedule 1 attached hereto, accompanied by a duly executed instrument of assignment as required by the terms of the Indenture and the Debentures.

      3. REPRESENTATIONS AND WARRANTIES OF SUBSCRIBERS. Each Subscriber severally and not jointly represents and warrants to the Company as follows:

            (a) Such Subscriber is the sole owner of such Subscriber's Debentures free and clear of any liens, claims, security interests, and encumbrances of any kind or nature whatsoever and will have the complete power to transfer and deliver the Debentures to the Company, as contemplated by this Agreement, free and clear of all liens, claims, security interests, mortgages, charges, options, pledges and encumbrances (collectively, "Encumbrances"). Upon transfer to the Company by such Subscriber of its Debentures, the Company will have good and marketable title to such Debentures, free and clear of all Encumbrances.

            (b) Such Subscriber is an Accredited Investor as such term is defined in Regulation D under the Securities Act of 1933, as amended, and the rules and regulations in effect thereunder.

            (c) Such Subscriber is acquiring the Shares solely for such Subscriber's own account for investment and not with a view to the distribution or resale thereof.

            (d) The execution, delivery and performance by such Subscriber of this Agreement are within the powers of such Subscriber, have been duly authorized and will not constitute or result in a breach or default under, violation of, or conflict with, any law, statute, rule, regulation, ordinance, order, judgment, injunction, decree, or other similar restriction, or any contract, agreement, lease, mortgage, deed of trust, instrument, permit or other undertaking, to which such Subscriber is a party or by which such Subscriber is bound, any provisions of its articles of incorporation, by-laws, limited liability company agreement or similar instruments. The signature of such Subscriber on this Agreement is genuine, and the signatory has legal competence and capacity to execute the same. This Agreement constitutes a legal, valid and binding obligation of such Subscriber, enforceable in accordance with its terms, except as the enforceability thereof may be subject to or limited by (a) bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting rights of creditors; and (b) general equitable principles, regardless of whether the issue of enforceability is considered in a proceeding in equity or at law.

      4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Subscribers as follows:

            (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (b) The Company has the necessary right, power and authority to enter into this Agreement and to carry out the transactions contemplated hereby, and this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be subject to or limited by (a) bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting rights of creditors; and (b) general equitable principles, regardless of whether the issue of enforceability is considered in a proceeding in equity or at law.

            (c) When issued in accordance with the terms and conditions hereof, all of the Shares issued pursuant to this Agreement shall be validly issued, fully paid and nonassessable. Except as set forth on Schedule 5(f), the execution, delivery and performance of this Agreement by the Company will not violate (with or without the giving of notice or the lapse of time or both) or require any consent or approval, filing or notice under and will not conflict with, or result in the breach or termination of any provision of, or constitute a default under, or result in the acceleration of the performance of the obligations of the Company under the Company's Certificate of Incorporation or By-laws or under any material indenture, mortgage, deed of trust, lease, license agreement, contract, instrument or other agreement, or any law, order, judgment or decree to which Holdings is a party or by which Holdings is bound.

            (d) The issue or delivery of the Shares will not require any consent, approval or authorization of, or any notice to, or filing, registration or qualification with, any court or administrative or governmental body other than with respect to applicable state securities or blue sky laws for which the appropriate consents, approvals or authorizations have been obtained and the appropriate notices, filings, registrations or qualifications have been made.

      5. STOCKHOLDERS AGREEMENT. The execution by GEIPPPII of this Agreement shall constitute written consent for purposes of Section 5.04 of the Stockholders Agreement dated October 2, 1998 by and among the Company and each of the individuals or entities signatory thereto (the "Stockholders Agreement"), to any and all actions required to be taken to effectuate the purposes of this Agreement, to the extent such actions are subject to the consent requirement of Section 5.04 of the Stockholders Agreement.

      6. FURTHER ASSURANCES. The parties hereto, will, upon reasonable request of another party, execute and deliver any additional documents necessary or desirable to complete the transactions described herein.

      7. MISCELLANEOUS.

         (i) GOVERNING LAW. This Agreement shall be governed by, and enforceable in accordance with, the laws of the State of New York, without reference to principles of conflict of laws.

         (ii) AMENDMENTS, ETC. All amendments or waivers of any provisions of this Agreement may only be made pursuant to a written instrument executed by the parties hereto or their successors and permitted assigns.

         (iii) SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement made by or on behalf of any of the parties hereto shall bind and inure to the benefit of the successors and permitted assigns of such party; PROVIDED, HOWEVER, that no party hereto may assign any of its rights or obligations under this Agreement without the written consent of the other parties hereto.

         (iv) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (v) THIRD PARTY BENEFICIARIES. This Agreement shall not, and shall not be deemed to, confer any right or remedy upon any person other than the parties hereto and their respective successors and permitted assigns.

         IN WITNESS WHEREOF, this Agreement has been executed by or on behalf of each of the parties hereto as of the date first above written.

                                   D AND W HOLDINGS, INC.


                                   By_________________________________
                                      Name:
                                      Title:


                                   GE INVESTMENT PRIVATE PLACEMENT
                                   PARTNERS II, A LIMITED PARTNERSHIP

                                   BY:  GE INVESTMENT MANAGEMENT
                                   INCORPORATED, Its General Partner


                                   By_________________________________
                                      Name:
                                      Title:


                                   ARDATRIUM L.L.C.


                                   By:__________________________________
                                       Name:
                                       Title:

                                   SCHEDULE 1

                 OUTSTANDING PRINCIPAL        ACCRETED VALUE
SUBSCRIBER       AMOUNT OF DEBENTURES         OF DEBENTURES         SHARES
----------       ---------------------        --------------        ------
GEIPPPII                $                          $

Ardatrium               $                          $